UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	September 30, 2019

QS

STRATEGIC REAL

RETURN FUND

Beginning in March 2021, as permitted by regulations adopted by the Securities and Exchange Commission, the Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide an attractive long-term real return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of QS Strategic Real Return Fund for the twelve-month reporting period ended September 30, 2019. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

Special shareholder notice

Effective August 30, 2019, Lisa Wang joined Thomas Picciochi, Stephen A. Lanzendorf, Joseph S. Giroux, and Christopher W. Floyd, each employed by QS Investors, LLC (“QS Investors”), one of the Fund’s subadvisers, as portfolio managers for the Fund. QS Investors utilizes a team-based approach headed by Mr. Picciochi, CAIA and Ms. Wang, CFA, to monitor and coordinate management of the Fund and provide day-to-day management of the Commodity-Linked Securities Sleeve, the REITs Sleeve, and the Tactical Strategy Sleeve subadvised by QS Investors. Mr. Picciochi and Ms. Wang have served as portfolio managers for the Fund since 2014 and since August 2019, respectively. Mr. Lanzendorf, CFA, Mr. Giroux, and Mr. Floyd, CFA, have been portfolio managers of the Fund’s Global Equity Securities Sleeve subadvised by QS Investors since 2011, 2014 and February 2019, respectively. For more information, please see the Fund’s prospectus dated February 1, 2019.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

• Fund prices and performance,

• Market insights and commentaries from our portfolio managers, and

• A host of educational resources.

II	QS Strategic Real Return Fund

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

October 31, 2019

QS Strategic Real Return Fund	III

Fund overview

Q. What is the Fund’s investment strategy?

A. Under normal market conditions, the Fund, using a tactical asset allocation program, seeks to provide an attractive long-term real return. The Fund defines real return as total return reduced by the impact of inflation. In seeking to meet its investment objective, the Fund implements a tactical asset allocation program overseen by its adviser and a subadviser, QS Investors, LLC (“QS Investors”). The Fund may allocate its assets among five investment “sleeves” which we believe are generally complementary to each other, with the following target allocations of the Fund’s net assets:

•	Inflation-Linked Debt Securities (40%)

•	Global Equity Securities (20%)

•	Commodity-Linked Securities (20%)

•	Exchange-Traded Funds (“ETFs”) that invest in Real Estate Investment Trusts (“REITs”)[i] (10%)

•	Tactical Strategy (10%)

Actual allocations may deviate from each target allocation shown above by up to 50% of such target allocation. The composition and asset allocation of the Fund’s investment portfolio will vary over time, based on QS Investors’ overall allocation decisions, and may be changed without shareholder approval. Asset allocation decisions are primarily based on QS Investors’ evaluations of the relative attractiveness of the asset classes in which the Fund invests. The processes take into account several factors, including quantitative analysis, qualitative inputs and risk management guidelines. Holdings in a particular strategy may also vary because of performance differences among the different strategies.

The Fund utilizes a “multi-manager” approach, whereby the adviser and each subadviser provide day-to-day management for one or more of the investment sleeves. The adviser and each subadviser use different investment strategies in managing the sleeves, act independently from the others in their management of the investment sleeve for which they are responsible, and use their own methodology for selecting investments. Currently, Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“WAML”) and Western Asset Management Company Ltd in Japan (“Western Japan”) manage the Inflation-Linked Debt Securities Sleeve and, QS Investors manages the Global Equity Securities Sleeve, the Commodity-Linked Securities Sleeve, the REITs Sleeve and the Tactical Strategy Sleeve. QS Investors may also allocate a portion of the Fund’s assets to ClearBridge Investments, LLC, either in place of, or in addition to, the subadvisers named above. Western Asset also manages the portion of the Fund’s cash and short-term instruments allocated to it. The Fund may use commodity derivatives (swaps and S&P GSCI®ii futures) to gain exposure to commodities. These derivatives are fully collateralized with cash.

QS Strategic Real Return Fund 2019 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. Over the twelve-month reporting period ended September 30, 2019, the fixed income markets outperformed the global equity markets. U.S. fixed income outperformed global fixed income, returning 10.30% vs 7.60% as measured by the Bloomberg Barclays U.S. Aggregate Indexiii and Bloomberg Barclays Global Aggregate Indexiv, respectively. The overall fixed income market was supported by the dovish activity by global central banks, which have been reducing interest rates. In the U.S., the Federal Reserve Board (the “Fed”)v cut interest rates by twenty-five basis pointsvi twice over the last quarter of the reporting period. In August 2018, the U.S. 2-year/10-year yield differential inverted for the first time in over a decade, and the 30-year Treasury yield dropped below 2% for the first time. The European Central Bank (“ECB”)vii announced additional stimulus last month and reduced the deposit rate to a record low of -0.5%.

Within the U.S., large capitalization equities strongly outperformed small caps, returning 4.25% versus -8.89%, as measured by the S&P 500 Indexviii and the Russell 2000 Indexix, respectively. Small cap stock performance was driven by the 20.2% decline during the fourth quarter of 2018. Large-cap stock outperformance was driven by the rebound during the first quarter of 2019, when the S&P 500 Index returned 13.6%, recording one of its best quarterly performances in a decade. Abroad, developed markets outperformed emerging markets, returning -1.34% and -2.02% in the MSCI EAFE Indexx and the MSCI Emerging Markets Indexxi, respectively.

Gold returned 23.0% over the past year and benefited from the episodic risk-off moments. During the fourth quarter of 2018 when global equity markets sold off, gold played its perceived role of a defensive asset and rose 7.5%. Gold also rose 9.3% during the second calendar quarter of 2019, supported by a weaker U.S. dollar, dovish comments by the Fed and heightened geopolitical risk.

Crude oil declined 26.2% over the past year, largely driven by the fourth calendar quarter of 2018. During that quarter, market concerns around over-supply spiked, a Bloomberg survey showed oil output hit a multi-year high and the U.S. showed surging domestic supply, all leading to a 38.0% decline in the commodity. Crude oil then rebounded 32.0% in the following quarter from tighter global supply conditions. This was driven by the U.S. reducing its drilling, Venezuelan sanctions and outages, and Saudi Arabia affirming their commitment to cutting oil output.

Trade tensions between the U.S. and China whipsawed markets and led to periods of increased volatility throughout the past year. In December of 2018, President Trump scared markets by tweeting “A deal between the two countries would get done if possible. But if not possible remember…I am Tariff Man.” This rattled Chinese equity markets and combined with weakness in activity data, Chinese equities declined 10.7% over the quarter as measured by the MSCI China Net Total Return Local Indexxii. The second calendar quarter of 2019 ended with President Trump and Chinese President Xi Jinping meeting at the G-20xiii summit and agreeing to a cease fire on the trade war. Trade tensions continued over the next quarter and led to the U.S. dollar to Chinese Yuan exchange rate to rise above the 7.10 level.

2	QS Strategic Real Return Fund 2019 Annual Report

Q. How did we respond to these changing market conditions?

A. Our process focuses mostly on strategic allocation which diversifies among traditional and alternative asset classes and is designed to hedge against short-term and long term-inflation.

During the twelve-month period ended September 30, 2019, no changes were made to the strategic weights. A change was made within the Tactical Strategy sleeve to incorporate a trend following signal that measures price momentum over the preceding 6-12 months in lieu of relative value and risk signals.

Performance review

For the twelve months ended September 30, 2019, Class A shares of QS Strategic Real Return Fund, excluding sales charges, returned -0.73%. The Fund’s unmanaged benchmark, the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Indexxiv, returned 7.13% and the Composite Indexxv, representing the Fund’s underlying investments, returned 0.32% over the same period. The Lipper Real Return Funds Category Averagexvi returned 0.42% over the same time frame.

Performance Snapshot as of September 30, 2019 (unaudited)
(excluding sales charges)	6 months	12 months
QS Strategic Real Return Fund:
Class A	1.36%	-0.73%
Class A2	1.30%	-0.95%
Class C	0.94%	-1.51%
Class I	1.51%	-0.52%
Class IS	1.54%	-0.35%
Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index	4.25%	7.13%
Composite Index	1.59%	0.32%
Lipper Real Return Funds Category Average	0.36%	0.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

QS Strategic Real Return Fund 2019 Annual Report	3

Fund overview (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated February 1, 2019, the gross total annual fund operating expense ratios for Class A, Class A2, Class C, Class I and Class IS shares were 1.57%, 1.66%, 2.37%, 1.21% and 1.14%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of exchange-traded funds (“ETFs”)), dividend expense on short sales, taxes and extraordinary expenses, to average net assets will not exceed 1.35% for Class A shares, 1.55% for Class A2 shares, 2.10% for Class C shares, 1.10% for Class I shares and 1.00% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Acquired fund fees and expenses are subject to these arrangements. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The leading contributor to absolute performance when considering both return and weight in the portfolio was the allocation to Inflation-Linked Debt Securities (representing an average weight of 40.5% of the Fund during the reporting period). This allocation returned 7.8% over the twelve-month reporting period. The allocation to ETFs that invest in REITs, returned 19.5% and had an average weight of 10.3% during the period. Relative to their particular benchmarks, the largest contributors to performance were the Commodity-Linked Securities and the Inflation-Linked Debt Securities sleeves.

4	QS Strategic Real Return Fund 2019 Annual Report

Q. What were the leading detractors from performance?

A. The largest detractor from absolute performance when considering both return and weight in the portfolio was an allocation to Commodity-Linked Securities (representing an average weight of 19.9% for the reporting period). The allocation returned -13.9% over the twelve-month reporting period. The currency overlay also detracted from performance, as it returned -2.7%. Relative to its benchmark, the leading detractor from performance was the Global Equity Securities sleeve (representing approximately 20.1% of the Fund).

Thank you for your investment in QS Strategic Real Return Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

QS Investors, LLC

October 18, 2019

RISKS: The Fund is subject to interest rate, credit, income, prepayment and inflation risks. As interest rates rise, bond prices fall, reducing the value of a fixed-income investment. Changes in inflation will cause the Fund’s income to fluctuate, sometimes substantially. Periods of deflation may adversely affect the Fund’s net asset value. Equity securities are subject to market and price fluctuations. The Fund is non-diversified, and therefore it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The Fund is subject to the risks of the underlying funds in which it invests. In addition to the Fund’s operating expenses, you will indirectly bear the operating expenses of any underlying funds, including ETFs. Each underlying fund may engage in active and frequent trading, resulting in higher portfolio turnover and transaction costs. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. The Fund may use leverage, which may increase volatility and possibility of loss. The Fund may invest in REITs, which are closely linked to the performance of the real estate markets. The Fund is subject to the illiquidity, credit and interest rate risks of REITs, as well as risks associated with small-and mid-cap investments. The model used to manage the Fund’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. There is no assurance that a recommended allocation will prove the ideal allocation in all circumstances. The Fund may engage in short selling, which is a speculative strategy that involves special risks. Unlike the possible loss on a security that is purchased, there is no limit on the amount of loss on an appreciating security that is sold short. Additional risks may include those risks associated with investing in commodities, ETFs, exchange-traded notes (ETNs) and master limited partnerships (MLPs). Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

QS Strategic Real Return Fund 2019 Annual Report	5

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of September 30, 2019 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 14 through 25 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

6	QS Strategic Real Return Fund 2019 Annual Report

[i]	Real estate investment trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The S&P GSCI® is a composite index of commodity sector returns representing an unleveraged, long-only investment in commodity futures that is broadly diversified across the spectrum of commodities. The returns are calculated on a fully collateralized basis with full reinvestment.

iii

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The Bloomberg Barclays Global Aggregate Index is an index comprised of several other Bloomberg Barclays indices that measure fixed-income performance of regions around the world.

[v]

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

vi	A basis point is one-hundredth (1/100 or 0.01) of one percent.

vii	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

viii	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ix

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 is a subset of the Russell 3000 Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

[x]	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

xi	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

xii

The MSCI China Net Total Return Local Index constructed based on the integrated China equity universe included in the MSCI Emerging Markets Index, providing a standardized definition of the China equity opportunity set. The index aims to represent the performance of large- and mid-cap segments with H shares, B shares, red chips, P chips and foreign listings (e.g., ADRs) of Chinese stocks. China A shares will be partially included in this index, making it the de facto index for all of China.

xiii

The Group of Twenty (“G-20”) Finance Ministers and Central Bank Governors was established in 1999 to bring together systemically important industrialized and developing economies to discuss key issues in the global economy.

xiv	The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation Protected securities (TIPS).

xv

The Composite Index reflects the blended rate of return of the following underlying indices: 40% Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index, 20% MSCI All Country World Index, 20% S&P GSCI®, 10% FTSE NAREIT All REITs Index and 10% FTSE 1-Month U.S. Treasury Bill Index (formerly the Citigroup 1-Month U.S. Treasury Bill Index). The Composite Index is hedged to 50% exposure to the U.S. dollar, as defined by the U.S. Dollar Index (USDX). The Composite Index’s unhedged currency exposure is predominantly U.S. dollar-based. The Fund’s target hedged currency exposure is 50% U.S. dollar, 50% non-U.S. dollar. The Fund may deviate, either up or down, from its target currency allocation due to market conditions.

xvi

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2019, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 92 funds for the six-month period and among the 91 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

QS Strategic Real Return Fund 2019 Annual Report	7

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of September 30, 2019 and September 30, 2018 and does not include derivatives, such as futures contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

8	QS Strategic Real Return Fund 2019 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2019 and held for the six months ended September 30, 2019.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio[3]	Expenses Paid During the Period[4]
Class A	1.36%	$1,000.00	$1,013.60	1.30%	$6.56	Class A	5.00%	$1,000.00	$1,018.55	1.30%	$6.58
Class A2	1.30	1,000.00	1,013.00	1.51	7.62	Class A2	5.00	1,000.00	1,017.50	1.51	7.64
Class C	0.94	1,000.00	1,009.40	2.05	10.33	Class C	5.00	1,000.00	1,014.79	2.05	10.35
Class I	1.51	1,000.00	1,015.10	1.05	5.30	Class I	5.00	1,000.00	1,019.80	1.05	5.32
Class IS	1.54	1,000.00	1,015.40	0.96	4.85	Class IS	5.00	1,000.00	1,020.26	0.96	4.86

QS Strategic Real Return Fund 2019 Annual Report	9

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended September 30, 2019.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

10	QS Strategic Real Return Fund 2019 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/19	-0.73%	-0.95%	-1.51%	-0.52%	-0.35%
Five Years Ended 9/30/19	-0.34	-0.54	-1.09	-0.08	0.00	†
Inception* through 9/30/19	2.27	0.03	1.51	2.53	1.62

With sales charges[2]	Class A	Class A2	Class C	Class I	Class IS
Twelve Months Ended 9/30/19	-6.46%	-6.68%	-2.42%	-0.52%	-0.35%
Five Years Ended 9/30/19	-1.51	-1.72	-1.09	-0.08	0.00	†
Inception* through 9/30/19	1.64	-0.82	1.51	2.53	1.62

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/26/10 through 9/30/19)	24.00%
Class A2 (Inception date of 10/31/12 through 9/30/19)	0.20
Class C (Inception date of 2/26/10 through 9/30/19)	15.51
Class I (Inception date of 2/26/10 through 9/30/19)	27.10
Class IS (Inception date of 12/15/11 through 9/30/19)	13.38

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares and Class A2 shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares and Class A2 shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

†	Amount represents less than 0.005%.

*	Inception dates for Class A, A2, C, I and IS shares are February 26, 2010, October 31, 2012, February 26, 2010, February 26, 2010 and December 15, 2011, respectively.

QS Strategic Real Return Fund 2019 Annual Report	11

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A and C Shares of QS Strategic Real Return Fund vs. Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index‡ — February 26, 2010 - September 2019

Value of $1,000,000 invested in

Class I Shares of QS Strategic Real Return Fund vs. Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index‡ — February 26, 2010 - September 2019

12	QS Strategic Real Return Fund 2019 Annual Report

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

‡

Hypothetical illustration of $10,000 invested in Class A and C shares and $1,000,000 invested in Class I shares of QS Strategic Real Return Fund on February 26, 2010 (inception date), assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2019. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index. The Bloomberg Barclays U.S. Treasury Inflation-Linked Bond Index represents an unmanaged market index made up of U.S. Treasury Inflation-Linked Index securities. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A, C and I shares’ performance indicated on these charts, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

QS Strategic Real Return Fund 2019 Annual Report	13

Consolidated schedule of investments

September 30, 2019

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Treasury Inflation Protected Securities — 35.1%
U.S. Treasury Bonds, Inflation Indexed	0.125%	1/15/22	226,718	$224,569
U.S. Treasury Bonds, Inflation Indexed	0.125%	4/15/22	7,385,000	7,310,337
U.S. Treasury Bonds, Inflation Indexed	0.125%	1/15/23	1,556,170	1,543,431
U.S. Treasury Bonds, Inflation Indexed	2.000%	1/15/26	7,239,120	8,036,764
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	1,195,020	1,443,050
U.S. Treasury Bonds, Inflation Indexed	3.875%	4/15/29	3,261,884	4,373,219
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/40	356,118	472,108
U.S. Treasury Bonds, Inflation Indexed	2.125%	2/15/41	726,398	971,431
U.S. Treasury Bonds, Inflation Indexed	0.625%	2/15/43	435,224	444,270
U.S. Treasury Bonds, Inflation Indexed	1.375%	2/15/44	5,801,638	6,919,799
U.S. Treasury Bonds, Inflation Indexed	0.750%	2/15/45	1,416,428	1,481,069
U.S. Treasury Bonds, Inflation Indexed	1.000%	2/15/49	917,649	1,030,983
Total U.S. Treasury Inflation Protected Securities (Cost — $32,659,948)				34,251,030
			Shares
Common Stocks — 20.1%
Communication Services — 1.4%
Diversified Telecommunication Services — 0.5%
AT&T Inc.			3,849	145,646
China Telecom Corp. Ltd., Class H Shares			268,000	122,467	(a)
China Unicom Hong Kong Ltd.			96,000	101,498	(a)
KT Corp., ADR			7,042	79,645
LG Uplus Corp.			6,096	69,693	(a)
Total Diversified Telecommunication Services				518,949
Interactive Media & Services — 0.5%
58.com Inc., ADR			1,200	59,172	*
Alphabet Inc., Class A Shares			166	202,709	*
Auto Trader Group PLC			15,400	96,552	(a)
Facebook Inc., Class A Shares			668	118,958	*
Total Interactive Media & Services				477,391
Wireless Telecommunication Services — 0.4%
KDDI Corp.			6,500	169,911	(a)
T-Mobile US Inc.			2,400	189,048	*
Total Wireless Telecommunication Services				358,959
Total Communication Services				1,355,299
Consumer Discretionary — 2.7%
Automobiles — 0.1%
Subaru Corp.			3,400	96,110	(a)

See Notes to Consolidated Financial Statements.

14	QS Strategic Real Return Fund 2019 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Hotels, Restaurants & Leisure — 1.1%
Aristocrat Leisure Ltd.	4,400	$91,239	(a)
Brinker International Inc.	2,465	105,182
Genting Singapore Ltd.	151,800	96,684	(a)
Jack in the Box Inc.	1,293	117,818
Las Vegas Sands Corp.	1,700	98,192
Sands China Ltd.	22,800	104,101	(a)
Starbucks Corp.	1,000	88,420
Wyndham Destinations Inc.	2,200	101,244
Yum China Holdings Inc.	1,800	81,774
Yum! Brands Inc.	1,236	140,199
Total Hotels, Restaurants & Leisure		1,024,853
Internet & Direct Marketing Retail — 0.3%
Amazon.com Inc.	190	329,823	*
Specialty Retail — 1.0%
Home Depot Inc.	1,410	327,148
Lowe’s Cos. Inc.	2,422	266,323
Ross Stores Inc.	1,937	212,779
TJX Cos. Inc.	3,170	176,696
Total Specialty Retail		982,946
Textiles, Apparel & Luxury Goods — 0.2%
Burberry Group PLC	3,780	101,105	(a)
Pandora A/S	1,198	48,144	(a)
Under Armour Inc., Class A Shares	4,000	79,760	*
Total Textiles, Apparel & Luxury Goods		229,009
Total Consumer Discretionary		2,662,741
Consumer Staples — 1.6%
Beverages — 0.1%
Kirin Holdings Co. Ltd.	7,000	148,603	(a)
Food & Staples Retailing — 0.4%
Seven & i Holdings Co. Ltd.	2,700	103,612	(a)
Wal-Mart de Mexico SAB de CV	36,000	106,701
Walmart Inc.	1,518	180,156
Total Food & Staples Retailing		390,469
Food Products — 0.4%
Archer-Daniels-Midland Co.	3,220	132,245
JBS SA	14,000	110,249
Morinaga & Co. Ltd.	2,400	116,598	(a)
Total Food Products		359,092

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Annual Report	15

Consolidated schedule of investments (cont’d)

September 30, 2019

QS Strategic Real Return Fund

Security	Shares	Value
Household Products — 0.2%
Church & Dwight Co. Inc.	2,230	$167,785
Kimberly-Clark de Mexico SAB de CV, Class A Shares	36,000	72,350	*
Total Household Products		240,135
Personal Products — 0.4%
Estee Lauder Cos. Inc., Class A Shares	778	154,783
Hengan International Group Co. Ltd.	12,000	78,361	(a)
Unilever PLC	2,500	150,321	(a)
Total Personal Products		383,465
Tobacco — 0.1%
KT&G Corp.	746	65,856	(a)
Total Consumer Staples		1,587,620
Energy — 1.0%
Oil, Gas & Consumable Fuels — 1.0%
China Petroleum & Chemical Corp., Class H Shares	160,000	95,507	(a)
Eni SpA	5,776	88,215	(a)
Exxon Mobil Corp.	1,048	73,999
OMV AG	2,919	156,380	(a)
Petroleo Brasileiro SA, ADR	9,904	130,139
Repsol SA	6,881	107,331	(a)
Royal Dutch Shell PLC, Class A Shares	3,628	106,056	(a)
Valero Energy Corp.	2,000	170,480
Total Energy		928,107
Financials — 4.2%
Banks — 2.0%
Banco Bilbao Vizcaya Argentaria SA	17,000	88,694	(a)
Bank of America Corp.	8,209	239,456
BNP Paribas SA	2,233	108,874	(a)
Canadian Imperial Bank of Commerce	2,100	173,266
Citigroup Inc.	3,433	237,152
Citizens Financial Group Inc.	5,376	190,149
Danske Bank A/S	4,373	60,879	(a)
Fifth Third Bancorp	4,333	118,638
ING Groep NV	8,000	83,861	(a)
JPMorgan Chase & Co.	2,182	256,800
Lloyds Banking Group PLC	204,717	136,521	(a)
National Bank of Canada	1,500	74,635
Wells Fargo & Co.	4,100	206,804
Total Banks		1,975,729

See Notes to Consolidated Financial Statements.

16	QS Strategic Real Return Fund 2019 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Capital Markets — 0.3%
Ameriprise Financial Inc.	894	$131,508
Morgan Stanley	3,300	140,811
Total Capital Markets		272,319
Consumer Finance — 0.2%
Capital One Financial Corp.	2,091	190,239
Insurance — 1.7%
Aegon NV	21,112	87,797	(a)
Allianz SE, Registered Shares	984	229,465	(a)
Allstate Corp.	2,131	231,597
AXA SA	5,029	128,544	(a)
Axis Capital Holdings Ltd.	1,232	82,199
DB Insurance Co. Ltd.	1,293	55,704	(a)
Hannover Rueck SE	889	150,358	(a)
Legal & General Group PLC	31,700	96,791	(a)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen, Registered Shares	500	129,361	(a)
Prudential Financial Inc.	1,232	110,818
Swiss Life Holding AG, Registered Shares	358	171,098	(a)
Swiss Re AG	1,657	172,924	(a)
Total Insurance		1,646,656
Total Financials		4,084,943
Health Care — 2.2%
Biotechnology — 0.4%
Amgen Inc.	1,163	225,052
Biogen Inc.	528	122,929	*
Regeneron Pharmaceuticals Inc.	280	77,672	*
Total Biotechnology		425,653
Health Care Equipment & Supplies — 0.6%
Baxter International Inc.	2,294	200,656
Edwards Lifesciences Corp.	800	175,928	*
Masimo Corp.	1,169	173,936	*
Total Health Care Equipment & Supplies		550,520
Health Care Providers & Services — 0.5%
Cigna Corp.	637	96,690
Humana Inc.	545	139,340
McKesson Corp.	900	122,994
UnitedHealth Group Inc.	855	185,809
Total Health Care Providers & Services		544,833
Pharmaceuticals — 0.7%
Bristol-Myers Squibb Co.	3,400	172,414

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Annual Report	17

Consolidated schedule of investments (cont’d)

September 30, 2019

QS Strategic Real Return Fund

Security	Shares	Value
Pharmaceuticals — continued
Merck & Co. Inc.	1,702	$143,274
Roche Holding AG	750	218,719	(a)
Shionogi & Co. Ltd.	2,100	117,161	(a)
Total Pharmaceuticals		651,568
Total Health Care		2,172,574
Industrials — 2.5%
Aerospace & Defense — 0.6%
Boeing Co.	583	221,814
Dassault Aviation SA	60	84,857	(a)
Safran SA	1,329	209,505	(a)
Spirit AeroSystems Holdings Inc., Class A Shares	1,505	123,771
Total Aerospace & Defense		639,947
Airlines — 0.4%
Air Canada	3,200	104,368	*
Qantas Airways Ltd.	37,336	158,765	(a)
Southwest Airlines Co.	2,641	142,640
Total Airlines		405,773
Construction & Engineering — 0.1%
HOCHTIEF AG	516	58,771	(a)
Electrical Equipment — 0.1%
Rockwell Automation Inc.	589	97,067
Industrial Conglomerates — 0.2%
CITIC Ltd.	70,000	88,115	(a)
LG Corp.	1,386	81,172	(a)
Total Industrial Conglomerates		169,287
Machinery — 0.3%
Alstom SA	2,400	99,515	(a)
Cummins Inc.	1,129	183,655
Total Machinery		283,170
Professional Services — 0.3%
ManpowerGroup Inc.	1,639	138,070
Wolters Kluwer NV	1,750	127,814	(a)
Total Professional Services		265,884
Road & Rail — 0.2%
Norfolk Southern Corp.	500	89,830
Union Pacific Corp.	730	118,245
Total Road & Rail		208,075
Trading Companies & Distributors — 0.2%
Marubeni Corp.	11,000	73,420	(a)

See Notes to Consolidated Financial Statements.

18	QS Strategic Real Return Fund 2019 Annual Report

QS Strategic Real Return Fund

Security	Shares	Value
Trading Companies & Distributors — continued
Sumitomo Corp.	5,200	$81,574	(a)
W.W. Grainger Inc.	300	89,145
Total Trading Companies & Distributors		244,139
Transportation Infrastructure — 0.1%
Aena SME SA	548	100,433	(a)
Total Industrials		2,472,546
Information Technology — 3.0%
Communications Equipment — 0.3%
Cisco Systems Inc.	5,737	283,465
IT Services — 0.1%
Visa Inc., Class A Shares	853	146,725
Semiconductors & Semiconductor Equipment — 0.8%
Applied Materials Inc.	4,488	223,951
KLA Corp.	727	115,920
NVIDIA Corp.	811	141,171
Texas Instruments Inc.	1,717	221,905
United Microelectronics Corp.	190,000	82,319	(a)
Total Semiconductors & Semiconductor Equipment		785,266
Software — 0.7%
Check Point Software Technologies Ltd.	1,000	109,500	*
Microsoft Corp.	3,100	430,993
VMware Inc., Class A Shares	670	100,540
Total Software		641,033
Technology Hardware, Storage & Peripherals — 1.1%
Apple Inc.	2,963	663,623
FUJIFILM Holdings Corp.	4,000	176,281	(a)
Samsung Electronics Co. Ltd.	6,195	252,755	(a)
Total Technology Hardware, Storage & Peripherals		1,092,659
Total Information Technology		2,949,148
Materials — 0.6%
Chemicals — 0.1%
Huntsman Corp.	3,800	88,388
Metals & Mining — 0.4%
Glencore PLC	30,000	90,383	*(a)
POSCO	349	66,101	(a)
Rio Tinto PLC	2,643	137,283	(a)
South32 Ltd.	42,949	76,325	(a)
Total Metals & Mining		370,092

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Annual Report	19

Consolidated schedule of investments (cont’d)

September 30, 2019

QS Strategic Real Return Fund

Security			Shares	Value
Paper & Forest Products — 0.1%
UPM-Kymmene oyj			5,000	$147,964	(a)
Total Materials				606,444
Real Estate — 0.6%
Equity Real Estate Investment Trusts (REITs) — 0.1%
Vicinity Centres			50,000	86,789	(a)
Real Estate Management & Development — 0.5%
China Vanke Co. Ltd., Class H Shares			29,400	102,931	(a)
Country Garden Holdings Co. Ltd.			111,000	139,822	(a)
Jones Lang LaSalle Inc.			719	99,984
Shimao Property Holdings Ltd.			36,000	104,578	(a)
Total Real Estate Management & Development				447,315
Total Real Estate				534,104
Utilities — 0.3%
Electric Utilities — 0.1%
Tohoku Electric Power Co. Inc.			7,500	73,388	(a)
Independent Power and Renewable Electricity Producers — 0.1%
NRG Energy Inc.			4,281	169,528
Multi-Utilities — 0.1%
AGL Energy Ltd.			6,000	77,540	(a)
Total Utilities				320,456
Total Common Stocks (Cost — $15,378,991)				19,673,982

	Rate	Maturity Date	Face Amount†
U.S. Government & Agency Obligations — 17.7%
U.S. Government Obligations — 17.7%
U.S. Treasury Bills	1.741%	12/19/19	7,900,000	7,870,178	(b)
U.S. Treasury Bills	1.839%	3/19/20	9,500,000	9,419,250	(b)
Total U.S. Government & Agency Obligations (Cost — $17,282,060)				17,289,428

			Shares
Investments in Underlying Funds — 16.8%
Invesco S&P 500 Quality ETF			52,104	1,747,568
iShares Core High Dividend ETF			6,677	628,706
iShares Edge MSCI USA Momentum Factor ETF			34,781	4,147,634
Vanguard REIT ETF			106,447	9,926,183
Total Investments in Underlying Funds (Cost — $11,024,526)				16,450,091

See Notes to Consolidated Financial Statements.

20	QS Strategic Real Return Fund 2019 Annual Report

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 2.7%
Energy — 1.4%
Energy Equipment & Services — 0.1%
Halliburton Co., Senior Notes	3.800%	11/15/25	50,000		$53,001
Oil, Gas & Consumable Fuels — 1.3%
Apache Corp., Senior Notes	2.625%	1/15/23	29,000		28,992
Apache Corp., Senior Notes	5.100%	9/1/40	30,000		29,953
Apache Corp., Senior Notes	4.750%	4/15/43	230,000		220,791
BP Capital Markets America Inc., Senior Notes	3.588%	4/14/27	240,000		256,272
Devon Energy Corp., Senior Notes	5.850%	12/15/25	230,000		273,567
Enterprise Products Operating LLC, Senior Notes	3.125%	7/31/29	120,000		123,134
Exxon Mobil Corp., Senior Notes	3.043%	3/1/26	50,000		52,435
Noble Energy Inc., Senior Notes	3.900%	11/15/24	50,000		52,449
Occidental Petroleum Corp., Senior Notes	5.550%	3/15/26	40,000		45,147
Occidental Petroleum Corp., Senior Notes	3.000%	2/15/27	100,000		99,297
Targa Resources Partners LP/Targa Resources Partners Finance Corp., Senior Notes	5.375%	2/1/27	100,000		103,875
Total Oil, Gas & Consumable Fuels					1,285,912
Total Energy					1,338,913
Materials — 1.3%
Metals & Mining — 1.1%
Alcoa Nederland Holding BV, Senior Notes	6.125%	5/15/28	200,000		213,480	(c)
Anglo American Capital PLC, Senior Notes	4.000%	9/11/27	200,000		206,712	(c)
ArcelorMittal, Senior Notes	6.125%	6/1/25	40,000		45,044
ArcelorMittal, Senior Notes	7.000%	10/15/39	60,000		72,785
Glencore Funding LLC, Senior Notes	4.125%	3/12/24	40,000		41,986	(c)
Glencore Funding LLC, Senior Notes	4.000%	3/27/27	50,000		51,439	(c)
Glencore Funding LLC, Senior Notes	3.875%	10/27/27	90,000		92,281	(c)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	220,000		248,721
Teck Resources Ltd., Senior Notes	3.750%	2/1/23	40,000		40,837
Vale Overseas Ltd., Senior Notes	6.250%	8/10/26	50,000		57,875
Total Metals & Mining					1,071,160
Paper & Forest Products — 0.2%
Inversiones CMPC SA, Senior Notes	4.375%	4/4/27	200,000		212,461	(d)
Total Materials					1,283,621
Total Corporate Bonds & Notes (Cost — $2,480,870)					2,622,534
Non-U.S. Treasury Inflation Protected Securities — 0.5%
Brazil — 0.5%
Brazil Notas do Tesouro Nacional Serie B, Notes (Cost — $433,753)	6.000%	8/15/30	1,509,662	BRL	460,223

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Annual Report	21

Consolidated schedule of investments (cont’d)

September 30, 2019

QS Strategic Real Return Fund

Security	Rate	Maturity Date	Face Amount†	Value
Sovereign Bonds — 0.4%
Indonesia — 0.2%
Indonesia Government International Bond, Senior Notes	4.350%	1/11/48	200,000	$220,894
Saudi Arabia — 0.2%
Abu Dhabi Government International Bond, Senior Notes	2.500%	9/30/29	200,000	198,948	(c)
Total Sovereign Bonds (Cost — $397,365)				419,842
Total Investments before Short-Term Investments (Cost — $79,657,513)				91,167,130

			Shares
Short-Term Investments — 5.3%
Invesco Government & Agency Portfolio, Institutional Class	1.942%		4,886,053	4,886,053
Dreyfus Government Cash Management, Institutional Shares	1.947%		201,927	201,927
Invesco Treasury Portfolio, Institutional Class	1.940%		35,813	35,813
Total Short-Term Investments (Cost — $5,123,793)				5,123,793
Total Investments — 98.6% (Cost — $84,781,306)				96,290,923
Other Assets in Excess of Liabilities — 1.4%				1,393,885
Total Net Assets — 100.0%				$97,684,808

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (Note 1).

(b)	Rate shown represents yield-to-maturity.

(c)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

Abbreviations used in this schedule:

ADR	— American Depositary Receipts

BRL	— Brazilian Real

ETF	— Exchange-Traded Fund

REIT	— Real Estate Investment Trust

See Notes to Consolidated Financial Statements.

22	QS Strategic Real Return Fund 2019 Annual Report

QS Strategic Real Return Fund

At September 30, 2019, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
Amsterdam Index	4	10/19	$503,034	$505,867	$2,833
CAC 40 Euro	7	10/19	429,629	433,059	3,430
DAX Index	6	12/19	404,252	405,822	1,570
E-mini S&P 500 Index	3	12/19	450,248	446,775	(3,473)
Euro-Bund	45	12/19	8,602,008	8,546,570	(55,438)
FTSE 100 Index	5	12/19	447,475	453,919	6,444
FTSE/MIB Index	3	12/19	359,038	360,763	1,725
IBEX 35 Index	5	10/19	500,055	503,148	3,093
Japanese 10-Year Bonds	27	12/19	3,873,567	3,869,022	(4,545)
S&P GSCI	199	10/19	20,144,611	20,106,463	(38,148)
S&P/TSX 60 Index	4	12/19	601,475	601,487	12
SPI 200 Index	5	12/19	562,243	563,752	1,509
Topix Index	2	12/19	281,156	293,734	12,578
United Kingdom Long Gilt	43	12/19	6,968,130	7,097,356	129,226
					60,816
Contracts to Sell:
Australian 10-Year Bonds	9	12/19	885,349	895,081	(9,732)
Canadian 10-Year Bonds	71	12/19	7,723,823	7,642,072	81,751
Euro-Bund	2	12/19	383,213	379,848	3,365
U.S. Treasury 10-Year Notes	5	12/19	643,974	651,562	(7,588)
U.S. Treasury 10-Year Notes	5	12/19	655,851	651,563	4,288
U.S. Treasury Long-Term Bonds	22	12/19	3,613,529	3,570,875	42,654
					114,738
Net unrealized appreciation on open futures contracts					$175,554

At September 30, 2019, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	3,000	USD	3,749	Bank of New York	10/11/19	$(58)
GBP	47,000	USD	57,956	Bank of New York	10/11/19	(140)
NZD	1,558,000	USD	983,671	Bank of New York	10/11/19	(7,803)
USD	1,146,831	AUD	1,696,000	Bank of New York	10/11/19	1,641
USD	1,280,695	CAD	1,697,000	Bank of New York	10/11/19	(440)
USD	1,006,769	CHF	995,000	Bank of New York	10/11/19	8,871
USD	1,763,755	CHF	1,747,000	Bank of New York	10/11/19	11,669
USD	1,380,078	JPY	148,400,000	Bank of New York	10/11/19	6,567

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Annual Report	23

Consolidated schedule of investments (cont’d)

September 30, 2019

QS Strategic Real Return Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	394,390	SEK	3,810,000	Bank of New York	10/11/19	$7,067
JPY	445,800,000	USD	4,161,293	Citibank N.A.	10/11/19	(35,207)
MXN	41,490,000	USD	2,119,551	Citibank N.A.	10/11/19	(21,090)
NOK	10,810,000	USD	1,206,375	Citibank N.A.	10/11/19	(17,903)
NOK	18,780,000	USD	2,099,124	Citibank N.A.	10/11/19	(34,415)
NZD	3,267,000	USD	2,100,439	Citibank N.A.	10/11/19	(54,121)
SEK	12,690,000	USD	1,313,413	Citibank N.A.	10/11/19	(23,353)
USD	873,090	CHF	864,000	Citibank N.A.	10/11/19	6,574
USD	2,114,598	EUR	1,910,000	Citibank N.A.	10/11/19	31,008
USD	1,586,144	GBP	1,290,000	Citibank N.A.	10/11/19	(717)
USD	39,883	JPY	4,300,000	Citibank N.A.	10/11/19	84
USD	399,647	NOK	3,630,000	Citibank N.A.	10/11/19	558
USD	3,428,816	NOK	30,680,000	Citibank N.A.	10/11/19	55,797
USD	1,445,689	SEK	13,970,000	Citibank N.A.	10/11/19	25,505
AUD	29,000	USD	19,936	HSBC Securities Inc.	10/11/19	(354)
AUD	548,000	USD	376,281	HSBC Securities Inc.	10/11/19	(6,255)
AUD	1,542,000	USD	1,052,828	HSBC Securities Inc.	10/11/19	(11,623)
AUD	3,066,000	USD	2,107,747	HSBC Securities Inc.	10/11/19	(37,492)
CAD	829,000	USD	623,778	HSBC Securities Inc.	10/11/19	2,068
CAD	3,506,000	USD	2,658,226	HSBC Securities Inc.	10/11/19	(11,402)
CAD	6,479,000	USD	4,934,414	HSBC Securities Inc.	10/11/19	(43,150)
CHF	1,105,000	USD	1,118,153	HSBC Securities Inc.	10/11/19	(9,935)
EUR	24,000	USD	26,492	HSBC Securities Inc.	10/11/19	(311)
EUR	16,217,000	USD	17,953,998	HSBC Securities Inc.	10/11/19	(263,125)
GBP	3,044,000	USD	3,766,785	HSBC Securities Inc.	10/11/19	(22,285)
JPY	52,800,000	USD	492,840	HSBC Securities Inc.	10/11/19	(4,151)
NOK	7,210,000	USD	805,451	HSBC Securities Inc.	10/11/19	(12,770)
NZD	1,589,000	USD	1,020,065	HSBC Securities Inc.	10/11/19	(24,779)
USD	1,440,797	CAD	1,892,000	HSBC Securities Inc.	10/11/19	12,448
USD	632,109	EUR	573,000	HSBC Securities Inc.	10/11/19	7,032
USD	834,123	EUR	762,000	HSBC Securities Inc.	10/11/19	2,869
USD	238,477	NZD	371,000	HSBC Securities Inc.	10/11/19	6,098
CHF	1,000	USD	1,004	UBS Securities LLC	10/11/19	(1)
SEK	2,540,000	USD	261,315	UBS Securities LLC	10/11/19	(3,100)
USD	920,635	GBP	744,000	UBS Securities LLC	10/11/19	5,422
USD	968,109	NZD	1,539,000	UBS Securities LLC	10/11/19	4,141
USD	713,596	SEK	6,990,000	UBS Securities LLC	10/11/19	2,995
USD	4,460	EUR	4,000	BNP Paribas SA	10/17/19	95
USD	4,466	EUR	4,000	BNP Paribas SA	10/17/19	100

See Notes to Consolidated Financial Statements.

24	QS Strategic Real Return Fund 2019 Annual Report

QS Strategic Real Return Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	4,501	EUR	4,000	BNP Paribas SA	10/17/19	$135
USD	4,502	EUR	4,000	BNP Paribas SA	10/17/19	136
USD	5,596	EUR	5,000	BNP Paribas SA	10/17/19	139
USD	5,645	EUR	5,000	BNP Paribas SA	10/17/19	188
USD	11,248	EUR	10,000	BNP Paribas SA	10/17/19	334
USD	13,495	EUR	12,000	BNP Paribas SA	10/17/19	398
USD	28,346	EUR	25,000	BNP Paribas SA	10/17/19	1,061
USD	3,310	EUR	3,000	Goldman Sachs Group Inc.	10/17/19	36
USD	3,337	EUR	3,000	Goldman Sachs Group Inc.	10/17/19	62
USD	4,521	EUR	4,000	Goldman Sachs Group Inc.	10/17/19	156
Total						$(444,726)

Abbreviations used in this table:

AUD	— Australian Dollar

CAD	— Canadian Dollar

CHF	— Swiss Franc

EUR	— Euro

GBP	— British Pound

JPY	— Japanese Yen

MXN	— Mexican Peso

NOK	— Norwegian Krone

NZD	— New Zealand Dollar

SEK	— Swedish Krona

USD	— United States Dollar

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Annual Report	25

Consolidated statement of assets and liabilities

September 30, 2019

Assets:
Investments, at value (Cost — $84,781,306)	$96,290,923
Deposits with brokers for open futures contracts	1,783,354
Interest and dividends receivable	228,551
Unrealized appreciation on forward foreign currency contracts	201,254
Receivable for securities sold	104,893
Foreign currency collateral for open futures contracts, at value (Cost — $89,416)	87,941
Prepaid expenses	24,723
Total Assets	98,721,639

Liabilities:
Unrealized depreciation on forward foreign currency contracts	645,980
Payable to broker — variation margin on open futures contracts	233,353
Foreign currency overdraft, at value (Cost — $37,547)	40,075
Investment management fee payable	16,631
Trustees’ fees payable	2,557
Service and/or distribution fees payable	368
Payable for Fund shares repurchased	26
Accrued expenses	97,841
Total Liabilities	1,036,831
Total Net Assets	$97,684,808

Net Assets:
Par value (Note 7)	$87
Paid-in capital in excess of par value	85,854,510
Total distributable earnings (loss)	11,830,211
Total Net Assets	$97,684,808

See Notes to Consolidated Financial Statements.

26	QS Strategic Real Return Fund 2019 Annual Report

Net Assets:
Class A	$271,724
Class A2	$1,184,441
Class C	$80,898
Class I	$1,684,427
Class IS	$94,463,318

Shares Outstanding:
Class A	24,373
Class A2	108,293
Class C	7,499
Class I	147,787
Class IS	8,397,895

Net Asset Value:
Class A (and redemption price)	$11.15
Class A2 (and redemption price)	$10.94
Class C*	$10.79
Class I (and redemption price)	$11.40
Class IS (and redemption price)	$11.25
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$11.83
Class A2 (based on maximum initial sales charge of 5.75%)	$11.61

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Annual Report	27

Consolidated statement of operations

For the Year Ended September 30, 2019

Investment Income:
Dividends	$1,083,124
Interest	1,543,265
Less: Foreign taxes withheld	(35,992)
Total Investment Income	2,590,397

Expenses:
Investment management fee (Note 2)	743,144
Fund accounting fees	137,419
Audit and tax fees	93,016
Registration fees	85,144
Legal fees	39,769
Commodity pool reports	35,625
Trustees’ fees	15,717
Transfer agent fees (Note 5)	6,292
Service and/or distribution fees (Notes 2 and 5)	4,978
Fees recaptured by investment manager (Note 2)	4,721
Shareholder reports	3,136
Insurance	2,102
Interest expense	75
Custody fees	(4,799)
Miscellaneous expenses	8,888
Total Expenses	1,175,227
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(202,758)
Net Expenses	972,469
Net Investment Income	1,617,928

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	2,404,890
Futures contracts	(1,703,250)
Forward foreign currency contracts	(2,205,326)
Foreign currency transactions	100,424
Net Realized Loss	(1,403,262)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	554,353
Futures contracts	(661,085)
Forward foreign currency contracts	(707,583)
Foreign currencies	(2,570)
Change in Net Unrealized Appreciation (Depreciation)	(816,885)
Net Loss on Investments, Futures Contracts, Forward Foreign Currency Contracts and Foreign Currency Transactions	(2,220,147)
Decrease in Net Assets From Operations	$(602,219)

See Notes to Consolidated Financial Statements.

28	QS Strategic Real Return Fund 2019 Annual Report

Consolidated statements of changes in net assets

For the Years Ended September 30,	2019	2018

Operations:
Net investment income	$1,617,928	$1,642,141
Net realized gain (loss)	(1,403,262)	5,844,333
Change in net unrealized appreciation (depreciation)	(816,885)	(551,333)
Increase (Decrease) in Net Assets From Operations	(602,219)	6,935,141

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings(a)	(8,422,661)	(4,353,958)
Decrease in Net Assets From Distributions to Shareholders	(8,422,661)	(4,353,958)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	1,025,350	2,168,546
Reinvestment of distributions	8,416,420	4,351,094
Cost of shares repurchased	(9,214,357)	(7,914,758)
Increase (Decrease) in Net Assets From Fund Share Transactions	227,413	(1,395,118)
Increase (Decrease) in Net Assets	(8,797,467)	1,186,065

Net Assets:
Beginning of year	106,482,275	105,296,210
End of year(b)	$97,684,808	$106,482,275

(a)

Distributions from net investment income and from realized gains are no longer required to be separately disclosed (Note 9). For the year ended September 30, 2018, distributions from net investment income and net realized gains were $1,554,012 and $2,799,946, respectively.

(b)

Parenthetical disclosure of undistributed net investment income is no longer required (Note 9). For the year ended September 30, 2018, end of year net assets included undistributed net investment income of $3,602,850.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Annual Report	29

Consolidated financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.24	$11.93	$11.63	$11.57	$13.78

Income (loss) from operations:
Net investment income (loss)	0.14	0.13	0.05	0.01	(0.06)
Net realized and unrealized gain (loss)	(0.30)	0.60	0.49	0.48	(1.96)
Total income (loss) from operations	(0.16)	0.73	0.54	0.49	(2.02)

Less distributions from:
Net investment income	(0.49)	(0.10)	—	—	—
Net realized gains	(0.44)	(0.32)	(0.24)	(0.43)	(0.19)
Total distributions	(0.93)	(0.42)	(0.24)	(0.43)	(0.19)

Net asset value, end of year	$11.15	$12.24	$11.93	$11.63	$11.57
Total return[2]	(0.73)%	6.32%	4.75%	4.41%	(14.82)%

Net assets, end of year (000s)	$272	$324	$551	$1,143	$1,864

Ratios to average net assets:
Gross expenses[3]	1.68%	1.54%	1.49%[4]	1.47%[4]	1.49%[4]
Net expenses[3,5,6]	1.32	1.33	1.33 [4]	1.33 [4]	1.32 [4]
Net investment income (loss)	1.27	1.11	0.46	0.07	(0.49)

Portfolio turnover rate	44%	61%	42%	41%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

30	QS Strategic Real Return Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A2 Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.05	$11.77	$11.50	$11.47	$13.69

Income (loss) from operations:
Net investment income (loss)	0.12	0.12	0.04	(0.00) [2]	(0.06)
Net realized and unrealized gain (loss)	(0.31)	0.58	0.47	0.46	(1.97)
Total income (loss) from operations	(0.19)	0.70	0.51	0.46	(2.03)

Less distributions from:
Net investment income	(0.48)	(0.10)	—	—	—
Net realized gains	(0.44)	(0.32)	(0.24)	(0.43)	(0.19)
Total distributions	(0.92)	(0.42)	(0.24)	(0.43)	(0.19)

Net asset value, end of year	$10.94	$12.05	$11.77	$11.50	$11.47
Total return[3]	(0.95)%	6.13%	4.54%	4.27%	(15.07)%

Net assets, end of year (000s)	$1,184	$1,329	$1,381	$1,358	$1,435

Ratios to average net assets:
Gross expenses[4]	1.72%[5]	1.65%[5]	1.74%[5]	1.75%[5]	1.77%
Net expenses[4,6,7]	1.52 [5]	1.53 [5]	1.53 [5]	1.53 [5]	1.53
Net investment income (loss)	1.09	0.99	0.36	(0.01)	(0.50)

Portfolio turnover rate	44%	61%	42%	41%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class A2 shares did not exceed 1.55%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Annual Report	31

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$11.82	$11.52	$11.31	$11.35	$13.63

Income (loss) from operations:
Net investment income (loss)	0.04	0.05	(0.02)	(0.07)	(0.17)
Net realized and unrealized gain (loss)	(0.27)	0.57	0.47	0.46	(1.92)
Total income (loss) from operations	(0.23)	0.62	0.45	0.39	(2.09)

Less distributions from:
Net investment income	(0.36)	—	—	—	—
Net realized gains	(0.44)	(0.32)	(0.24)	(0.43)	(0.19)
Total distributions	(0.80)	(0.32)	(0.24)	(0.43)	(0.19)

Net asset value, end of year	$10.79	$11.82	$11.52	$11.31	$11.35
Total return[2]	(1.51)%	5.51%	3.98%	3.68%	(15.50)%

Net assets, end of year (000s)	$81	$183	$196	$373	$490

Ratios to average net assets:
Gross expenses[3]	2.42%[4]	2.34%	2.28%[4]	2.28%	2.32%[4]
Net expenses[3,5,6]	2.07 [4]	2.08	2.08 [4]	2.08	2.07 [4]
Net investment income (loss)	0.40	0.44	(0.18)	(0.62)	(1.33)

Portfolio turnover rate	44%	61%	42%	41%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class C shares did not exceed 2.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

32	QS Strategic Real Return Fund 2019 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.52	$12.22	$11.87	$11.77	$14.02

Income (loss) from operations:
Net investment income (loss)	0.16	0.18	0.11	0.05	(0.01)
Net realized and unrealized gain (loss)	(0.31)	0.60	0.48	0.48	(2.01)
Total income (loss) from operations	(0.15)	0.78	0.59	0.53	(2.02)

Less distributions from:
Net investment income	(0.53)	(0.16)	—	—	(0.04)
Net realized gains	(0.44)	(0.32)	(0.24)	(0.43)	(0.19)
Total distributions	(0.97)	(0.48)	(0.24)	(0.43)	(0.23)

Net asset value, end of year	$11.40	$12.52	$12.22	$11.87	$11.77
Total return[2]	(0.52)%	6.62%	5.08%	4.68%	(14.62)%

Net assets, end of year (000s)	$1,684	$1,854	$1,674	$906	$808

Ratios to average net assets:
Gross expenses[3]	1.30%[4]	1.18%	1.20%[4]	1.17%[4]	1.24%[4]
Net expenses[3,5,6]	1.07 [4]	1.08	1.08 [4]	1.08 [4]	1.08 [4]
Net investment income (loss)	1.41	1.47	0.97	0.47	(0.05)

Portfolio turnover rate	44%	61%	42%	41%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class I shares did not exceed 1.10%. This expense limitation arrangement cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

QS Strategic Real Return Fund 2019 Annual Report	33

Consolidated financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class IS Shares[1]	2019	2018	2017	2016	2015

Net asset value, beginning of year	$12.36	$12.08	$11.73	$11.62	$13.85

Income (loss) from operations:
Net investment income	0.18	0.19	0.11	0.06	0.01
Net realized and unrealized gain (loss)	(0.31)	0.58	0.48	0.48	(2.00)
Total income (loss) from operations	(0.13)	0.77	0.59	0.54	(1.99)

Less distributions from:
Net investment income	(0.54)	(0.17)	—	—	(0.05)
Net realized gains	(0.44)	(0.32)	(0.24)	(0.43)	(0.19)
Total distributions	(0.98)	(0.49)	(0.24)	(0.43)	(0.24)

Net asset value, end of year	$11.25	$12.36	$12.08	$11.73	$11.62
Total return[2]	(0.35)%	6.62%	5.14%	4.83%	(14.58)%

Net assets, end of year (000s)	$94,463	$102,792	$101,496	$118,083	$115,721

Ratios to average net assets:
Gross expenses[3]	1.17%[4]	1.11%[4]	1.08%	1.08%	1.04%
Net expenses[3,5,6]	0.97 [4]	0.98 [4]	0.98	0.98	0.98
Net investment income	1.65	1.55	0.91	0.55	0.04

Portfolio turnover rate	44%	61%	42%	41%	65%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Does not include fees and expenses of the Underlying Funds in which the Fund invests.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of ETFs), dividend expense on short sales, taxes and extraordinary expenses, to average net assets of Class IS shares did not exceed 1.00%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2020 without the Board of Trustees’ consent. Acquired fund fees and expenses are subject to the expense limitation arrangement.

See Notes to Consolidated Financial Statements.

34	QS Strategic Real Return Fund 2019 Annual Report

Notes to consolidated financial statements

1. Organization and significant accounting policies

QS Strategic Real Return Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The Fund gains exposure to the commodities markets by investing a portion of its assets in a wholly-owned subsidiary, Real Return Fund Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. Among other investments, the Subsidiary may invest in commodity-linked instruments. The Fund may invest up to 25% of its total assets in the Subsidiary. These financial statements are the consolidated financial statements of the Fund and the Subsidiary.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

QS Strategic Real Return Fund 2019 Annual Report	35

Notes to consolidated financial statements (cont’d)

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36	QS Strategic Real Return Fund 2019 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
U.S. Treasury Inflation Protected Securities	—	$34,251,030	—	$34,251,030
Common Stocks:
Communication Services	$795,178	560,121	—	1,355,299
Consumer Discretionary	2,125,358	537,383	—	2,662,741
Consumer Staples	924,269	663,351	—	1,587,620
Energy	374,618	553,489	—	928,107
Financials	2,384,072	1,700,871	—	4,084,943
Health Care	1,836,694	335,880	—	2,172,574
Industrials	1,308,605	1,163,941	—	2,472,546
Information Technology	2,437,793	511,355	—	2,949,148
Materials	88,388	518,056	—	606,444
Real Estate	99,984	434,120	—	534,104
Utilities	169,528	150,928	—	320,456
U.S. Government & Agency Obligations	—	17,289,428	—	17,289,428
Investments in Underlying Funds	16,450,091	—	—	16,450,091
Corporate Bonds & Notes	—	2,622,534	—	2,622,534
Non-U.S. Treasury Inflation Protected Securities	—	460,223	—	460,223
Sovereign Bonds	—	419,842	—	419,842
Total Long-Term Investments	28,994,578	62,172,552	—	91,167,130
Short-Term Investments†	5,123,793	—	—	5,123,793
Total Investments	$34,118,371	$62,172,552	—	$96,290,923
Other Financial Instruments:
Futures Contracts	$294,478	—	—	$294,478
Forward Foreign Currency Contracts	—	$201,254	—	201,254
Total Other Financial Instruments	$294,478	$201,254	—	$495,732
Total	$34,412,849	$62,373,806	—	$96,786,655

QS Strategic Real Return Fund 2019 Annual Report	37

Notes to consolidated financial statements (cont’d)

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts	$118,924	—	—	$118,924
Forward Foreign Currency Contracts	—	$645,980	—	645,980
Total	$118,924	$645,980	—	$764,904

†	See Consolidated Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Consolidated Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to maintain its target exposure to foreign currencies, to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities, to facilitate settlement of a foreign currency denominated portfolio transaction or to attempt to increase the Fund’s return. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Consolidated Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

38	QS Strategic Real Return Fund 2019 Annual Report

(d) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Consolidated Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(e) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(g) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks.

QS Strategic Real Return Fund 2019 Annual Report	39

Notes to consolidated financial statements (cont’d)

The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Consolidated Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Consolidated Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Consolidated Schedule of Investments.

40	QS Strategic Real Return Fund 2019 Annual Report

As of September 30, 2019, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $645,980. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(h) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(i) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(j) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(l) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(m) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

QS Strategic Real Return Fund 2019 Annual Report	41

Notes to consolidated financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2019, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(n) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Total Distributable Earnings (Loss)	Paid-in Capital
(a)	$2,569,056	$(2,569,056)

(a)	Reclassifications are due to book/tax differences in the treatment of a wholly owned foreign subsidiary.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. QS Investors, LLC (“QS Investors”), is the Fund’s adviser and a subadviser. ClearBridge Investments, LLC (“ClearBridge”), Western Asset Management Company, LLC (“Western Asset”), Western Asset Management Company Limited in London (“Western Asset London”) and Western Asset Management Company Ltd (“Western Japan”) are also the Fund’s subadvisers. Western Asset also manages the portion of the Fund’s cash and short-term instruments allocated to it pursuant to a separate subadvisory agreement between LMPFA and Western Asset (“Western Asset Agreement”). LMPFA, QS Investors, ClearBridge, Western Asset, Western Asset London and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). ClearBridge did not manage any portion of the Fund’s assets during the reporting period.

Under the investment management agreement, the Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to QS Investors the day-to-day portfolio management of the Fund, except for the management of the portion of the cash and short term instruments allocated to Western Asset. QS Investors is responsible for monitoring and coordinating the overall management of the Fund, including rebalancing the Fund’s target asset allocations among itself and the subadvisers. QS Investors also provides management for a portion of the Fund’s assets.

LMPFA pays QS Investors for its services to the Fund an advisory fee, calculated daily and paid monthly, at an annual rate of 0.20% of the Fund’s average daily net assets. The Subsidiary has agreed to reimburse the Fund for the fees paid thereby for the services provided by QS Investors to the Subsidiary. LMPFA pays QS Investors for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.45% of the average

42	QS Strategic Real Return Fund 2019 Annual Report

daily net assets managed by QS Investors. LMPFA pays ClearBridge for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.35% of the average daily net assets managed by ClearBridge. LMPFA pays Western Asset for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset. For Western Asset’s cash management services to the Fund pursuant to the Western Asset Agreement, LMPFA, not the Fund, pays Western Asset monthly 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by LMPFA. Western Asset pays Western Asset London for its services to the Fund a sub-advisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Asset London. Western Asset pays Western Japan for its services to the Fund a subadvisory fee, calculated daily and paid monthly, at an annual rate of 0.25% of the average daily net assets managed by Western Japan.

LMPFA has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions (except for brokerage commissions paid on purchases and sales of shares of ETFs), dividend expense on short sales, taxes and extraordinary expenses), subject to recapture as described below. As a result, total annual fund operating expenses did not exceed 1.35%, 1.55%, 2.10%, 1.10% and 1.00% for Class A, Class A2, Class C, Class I and Class IS shares, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. Acquired fund fees and expenses are subject to the expense limitation arrangements, and are calculated based on an average of the net expense ratio (as shown in the most recent prospectus or shareholder report for each acquired fund as of the date of the Fund’s most recent prospectus) of each acquired fund held by the Fund, weighted in proportion to the Fund’s investment allocation among the acquired funds. These arrangements are expected to continue until December 31, 2020, may be terminated prior to that date by agreement of LMPFA and the Board of Trustees, and may be terminated at any time after that date by LMPFA. The arrangements, however, may be modified by LMPFA to decrease total annual fund operating expenses at any time.

During the year ended September 30, 2019, fees waived and/or expenses reimbursed amounted to $202,758.

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

QS Strategic Real Return Fund 2019 Annual Report	43

Notes to consolidated financial statements (cont’d)

Pursuant to these arrangements, at September 30, 2019, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class A2	Class C	Class I	Class IS
Expires September 30, 2020	$1,137	$2,689	$540	$1,492	$109,061
Expires September 30, 2021	899	1,691	496	1,824	138,435
Expires September 30, 2022	1,023	2,472	405	4,140	194,718
Total fee waivers/expense reimbursements subject to recapture	$3,059	$6,852	$1,441	$7,456	$442,214

For the year ended September 30, 2019, fee waivers and/or expense reimbursements recaptured by LMPFA, if any, were as follows:

	Class A2	Class C	Class I	Class IS
LMPFA recaptured	$395	$18	$347	$3,961

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A and Class A2 shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A and Class A2 shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A and Class A2 shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended September 30, 2019, sales charges retained by and CDSCs paid to LMIS and its affiliates, if any, were as follows:

	Class A	Class A2
Sales charges	$4	$548
CDSCs	—	—

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

As of September 30, 2019, Legg Mason and its affiliates owned 97% of the Fund.

44	QS Strategic Real Return Fund 2019 Annual Report

3. Investments

During the year ended September 30, 2019, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$15,881,693	$17,730,619
Sales	19,720,299	23,559,396

At September 30, 2019, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$84,785,580	$12,380,300	$(874,957)	$11,505,343
Futures contracts	—	294,478	(118,924)	175,554
Forward foreign currency contracts	—	201,254	(645,980)	(444,726)

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at September 30, 2019.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Total
Futures contracts[2]	$261,284	—	$33,194	$294,478
Forward foreign currency contracts	—	$201,254	—	201,254
Total	$261,284	$201,254	$33,194	$495,732

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts[2]	$77,303	—	$3,473	$38,148	$118,924
Forward foreign currency contracts	—	$645,980	—	—	645,980
Total	$77,303	$645,980	$3,473	$38,148	$764,904

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported within the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

QS Strategic Real Return Fund 2019 Annual Report	45

Notes to consolidated financial statements (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the year ended September 30, 2019. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts	$455,205	—	$141,621	$(2,300,076)	$(1,703,250)
Forward foreign currency contracts	—	$(2,205,326)	—	—	(2,205,326)
Total	$455,205	$(2,205,326)	$141,621	$(2,300,076)	$(3,908,576)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Equity Risk	Commodity Risk	Total
Futures contracts	$173,585	—	$(113,782)	$(720,888)	$(661,085)
Forward foreign currency contracts	—	$(707,583)	—	—	(707,583)
Total	$173,585	$(707,583)	$(113,782)	$(720,888)	$(1,368,668)

During the year ended September 30, 2019, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$50,549,483
Futures contracts (to sell)	22,545,211
Forward foreign currency contracts (to buy)	48,559,403
Forward foreign currency contracts (to sell)	13,050,282

The following table presents the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement and net of the related collateral pledged (received) by the Fund as of September 30, 2019.

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
Bank of New York	$35,815	$(8,441)	$27,374	—	$27,374
BNP Paribas SA	2,586	—	2,586	—	2,586
Citibank N.A.	119,526	(186,806)	(67,280)	—	(67,280)
Goldman Sachs Group Inc.	254	—	254	—	254

46	QS Strategic Real Return Fund 2019 Annual Report

Counterparty	Gross Assets Subject to Master Agreements[1]	Gross Liabilities Subject to Master Agreements[1]	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount[2]
HSBC Securities Inc.	$30,515	$(447,632)	$(417,117)	—	$(417,117)
UBS Securities LLC	12,558	(3,101)	9,457	—	9,457
Total	$201,254	$(645,980)	$(444,726)	—	$(444,726)

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

[2]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class A2 and Class C shares calculated at the annual rate of 0.25%, 0.25% and 1.00% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended September 30, 2019, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$706	$745
Class A2	3,118	3,344
Class C	1,154	283
Class I	—	2,085
Class IS	—	(165)
Total	$4,978	$6,292

For the year ended September 30, 2019, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$1,023
Class A2	2,472
Class C	405
Class I	4,140
Class IS	194,718
Total	$202,758

QS Strategic Real Return Fund 2019 Annual Report	47

Notes to consolidated financial statements (cont’d)

6. Distributions to shareholders by class

	Year Ended September 30, 2019	Year Ended September 30, 2018
Net Investment Income:
Class A	$12,843	$4,256
Class A2	56,943	12,086
Class C	3,970	—
Class I	79,921	23,572
Class IS	4,596,330	1,514,098
Total	$4,750,007	$1,554,012
Net Realized Gains:
Class A	$11,213	$12,961
Class A2	49,391	37,027
Class C	4,792	5,435
Class I	62,947	44,467
Class IS	3,544,311	2,700,056
Total	$3,672,654	$2,799,946

7. Shares of beneficial interest

At September 30, 2019, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,645	$18,387	1,671	$19,999
Shares issued on reinvestment	1,696	17,815	1,221	14,353
Shares repurchased	(5,460)	(59,520)	(22,545)	(272,414)
Net decrease	(2,119)	$(23,318)	(19,653)	$(238,062)
Class A2
Shares sold	6,641	$74,050	13,399	$159,781
Shares issued on reinvestment	10,297	106,334	4,238	49,113
Shares repurchased	(18,995)	(205,225)	(24,590)	(292,671)
Net decrease	(2,057)	$(24,841)	(6,953)	$(83,777)

48	QS Strategic Real Return Fund 2019 Annual Report

	Year Ended September 30, 2019		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount
Class C
Shares sold	—	—	1,232	$14,471
Shares issued on reinvestment	857	$8,762	480	5,435
Shares repurchased	(8,821)	(96,720)	(3,229)	(37,608)
Net decrease	(7,964)	$(87,958)	(1,517)	$(17,702)
Class I
Shares sold	80,902	$837,913	21,835	$269,296
Shares issued on reinvestment	13,332	142,868	5,653	68,039
Shares repurchased	(94,546)	(1,042,892)	(16,317)	(200,456)
Net increase (decrease)	(312)	$(62,111)	11,171	$136,879
Class IS
Shares sold	8,106	$95,000	139,668	$1,704,999
Shares issued on reinvestment	770,063	8,140,641	354,693	4,214,154
Shares repurchased	(694,750)	(7,810,000)	(583,992)	(7,111,609)
Net increase (decrease)	83,419	$425,641	(89,631)	$(1,192,456)

8. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended September 30, was as follows:

	2019	2018
Distributions paid from:
Ordinary income	$5,593,376	$1,553,857
Net long-term capital gains	2,829,285	2,800,101
Total distributions paid	$8,422,661	$4,353,958

As of September 30, 2019, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains — net	$3,240,754
Other book/tax temporary differences(a)	(2,679,718)
Unrealized appreciation (depreciation)(b)	11,269,175
Total accumulated earnings (losses) — net	$11,830,211

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, the deferral of certain late year losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between the book and tax cost basis in underlying investments.

QS Strategic Real Return Fund 2019 Annual Report	49

Notes to consolidated financial statements (cont’d)

9. Recent accounting pronouncements

The Fund has adopted the disclosure provisions of the Financial Accounting Standards Board Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820) — Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”) which introduces new fair value disclosure requirements as well as eliminates and modifies certain existing fair value disclosure requirements. ASU 2018-13 would be effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years; however, management has elected to early adopt ASU 2018-13. The impact of the Fund’s adoption was limited to changes in the Fund’s financial statement disclosures regarding fair value, primarily those disclosures related to transfers between levels of the fair value hierarchy.

In August 2018, the Securities and Exchange Commission released its Final Rule on Disclosure Update and Simplification (the “Final Rule”) which is intended to simplify an issuer’s disclosure compliance efforts by removing redundant or outdated disclosure requirements without significantly altering the mix of information provided to investors. Effective with the current reporting period, the Fund adopted the Final Rule with the most notable impacts being that the Fund is no longer required to present the components of distributable earnings on the Consolidated Statement of Assets and Liabilities or the sources of distributions to shareholders and the amount of undistributed net investment income on the Consolidated Statements of Changes in Net Assets. The tax components of distributable earnings and distributions to shareholders continue to be disclosed within the Notes to Consolidated Financial Statements.

50	QS Strategic Real Return Fund 2019 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and Shareholders of

QS Strategic Real Return Fund

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of QS Strategic Real Return Fund and its subsidiary (one of the funds constituting Legg Mason Global Asset Management Trust, referred to hereafter as the “Fund”) as of September 30, 2019, the related consolidated statement of operations for the year ended September 30, 2019, the consolidated statement of changes in net assets for each of the two years in the period ended September 30, 2019, including the related notes, and the consolidated financial highlights for each of the five years in the period ended September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2019 and the financial highlights for each of the five years in the period ended September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopersLLP

Baltimore, Maryland

November 14, 2019

We have served as the auditor of one or more investment companies in Legg Mason investment company group since at least 1973. We have not been able to determine the specific year we began serving as auditor.

QS Strategic Real Return Fund 2019 Annual Report	51

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of QS Strategic Real Return Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Ruby P. Hearn

Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) (since 2001); Member of the Institute of Medicine (since 1982); formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Arnold L. Lehman

Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during the past five years	Senior Advisor, Phillips (auction house) (since 2015); formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Trustee of American Federation of Arts (since 2002)

Robin J.W. Masters

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of Cheyne Capital International Limited (investment advisory firm) (since 2005); formerly, Director/Trustee of Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

52	QS Strategic Real Return Fund

Independent Trustees† (cont’d)

Jill E. McGovern

Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during the past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) (since 2007); formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of International Biomedical Research Alliance (2002 to 2010); Director of Lois Roth Endowment (2005 to 2012)

Arthur S. Mehlman

Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Retired. Director, The University of Maryland Foundation (since 1992); formerly, Director, The League for People with Disabilities (2003 to 2017); Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason Funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien

Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Retired. Trustee Emeritus of Colgate University (since 2005); Board Member, Hill House, Inc. (residential home care) (since 1999); formerly, Board Member, Bridges School (pre-school) (2006 to 2017); Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Trustee of all Legg Mason funds consisting of 20 portfolios; Director/Trustee of the Royce Family of Funds consisting of 22 portfolios
Other board memberships held by Trustee during the past five years	Director of TICC Capital Corp. (2003 to 2017)

QS Strategic Real Return Fund	53

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

S. Ford Rowan

Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during the past five years	Consultant to University of Maryland University College (since 2013); formerly, Chairman, National Center for Critical Incident Analysis (2004 to 2018); Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	None

Robert M. Tarola

Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	President of Rights Advisory LLC (corporate finance and governance consulting) (since 2008); Member, Investor Advisory Group of the Public Company Accounting Oversight Board (since 2009); formerly, Chief Financial Officer, Little Company of Mary Hospital and Health Care Centers (healthcare provider network) (2018); Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) (2015 to 2017); Senior Vice President and Chief Financial Officer of The Howard University (higher education and health care) (2009 to 2013); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, PriceWaterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	20
Other board memberships held by Trustee during the past five years	Director of American Kidney Fund (renal disease assistance) (since 2008); Director and Board Chair of XBRL International, Inc. (global data standard setting) (since 2015); Director of Vista Outdoor, Inc. (consumer recreation products) (since 2015); formerly, Director of TeleTech Holdings, Inc. (business processing outsourcing) (since 2008)

54	QS Strategic Real Return Fund

Interested Trustee and Officer

Jane Trust, CFA[3]

Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2018); Managing Director of Legg Mason & Co. (2016 to 2018); Officer and/or Trustee/Director of 142 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	133
Other board memberships held by Trustee during the past five years	None

Additional Officers

Christopher Berarducci* Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1974
Position(s) with Trust	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2010 and 2019
Principal occupation(s) during the past five years	Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain mutual funds associated with Legg Mason & Co. or its affiliates; Director of Legg Mason & Co. (since 2015); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

QS Strategic Real Return Fund	55

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902

Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers)

Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

56	QS Strategic Real Return Fund

Additional Officers (cont’d)

Jenna Bailey Legg Mason 100 First Stamford Place, 5th Floor, Stamford, CT 06902

Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018

Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†

Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

*	Effective September 27, 2019, Mr. Berarducci became Treasurer and Principal Financial Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

QS Strategic Real Return Fund	57

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended September 30, 2019:

Record date:	12/4/2018	12/18/2018
Payable date:	12/6/2018	12/19/2018
Ordinary Income:
Qualified Dividend Income for Individuals	15.60%	15.09%
Dividends Qualifying for the Dividends
Received Deduction for Corporations	10.67%	10.32%
Interest from Federal Obligations	2.81%	2.81%
Long-Term Capital Gain Dividend	$0.334990	$ —
Qualified Short-Term Capital Gain Dividend*	$0.101290	$ —

*	Qualified Short-Term Capital Gains are eligible for exemption from U.S. withholding tax for nonresident shareholders and foreign corporations.

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

58	QS Strategic Real Return Fund

QS

Strategic Real Return Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment adviser

QS Investors, LLC

Subadvisers

ClearBridge Investments, LLC

QS Investors, LLC

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

QS Strategic Real Return Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

QS Strategic Real Return Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, the Fund filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at www.sec.gov. To obtain information on Forms N-PORT and N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of QS Strategic Real Return Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Funds at 1-877-721-1926.

Revised April 2018

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2019 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMFX013120 11/19 SR19-3738

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2018 and September 30, 2019 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $306,746 in September 30, 2018 and $336,010 in September 30, 2019.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in September 30, 2018 and $3,000 in September 30, 2019.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Global Asset Management Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $45,424 in September 30, 2018 and $0 in September 30, 2019. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by to the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $0 in September 30, 2018 and $0 in September 30, 2019, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for September 30, 2018 and September 30, 2019; Tax Fees were 100% and 100% for September 30, 2018 and September 30, 2019; and Other Fees were 100% and 100% for September 30, 2018 and September 30, 2019.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $477,227 in September 30, 2018 and $386,151 in September 30, 2019.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	November 21, 2019

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	November 21, 2019